CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Bergio International, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Berge Abajian, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)Such Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2023	By: /s/ Berge Abajian
Berge Abajian
Principal Executive Officer
Bergio International, Inc.